UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 28, 2026

Date of Report (Date of earliest event reported)

Mountain Lake Acquisition Corp. II

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43075	98-1891915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

930 Tahoe Blvd STE 802 PMB 45, Incline Village, NV	89451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 775-204-1489

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	MLAAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	MLAA	The Nasdaq Stock Market LLC
Warrants entitling the holder to purchase one Class A ordinary share at a price of $11.50 per share	MLAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 28, 2026, Mountain Lake Acquisition Corp. II (the “Company”) consummated its initial public offering (“IPO”) of 36,000,000 units (the “Units”) including 4,680,000 Units issued as a result of the underwriters’ exercise in full of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company, (each a, “Warrant”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $360,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 980,000 Units (the “Private Placement Units”). 510,000 Private Placement Units were sold to Mountain Lake Acquisition Sponsor II LLC, the Company’s sponsor, and 470,000 Private Placement Units were sold to BTIG, LLC (“BTIG”), in each case at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $9,800,000.

A total of $360,000,000, or $10.00 per Unit, comprised of the net proceeds from the IPO (which amount includes up to $12,600,000 of the underwriter’s deferred discount) and the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of January 28, 2026 reflecting the receipt of the proceeds from the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Audited Balance Sheet as of January 28, 2026

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2026

MOUNTAIN LAKE ACQUISITION CORP. II

By:	/s/ Paul Grinberg
Name:	Paul Grinberg
Title:	Chief Executive Officer

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